UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A/A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PLURISTEM LIFE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLURISTEM LIFE SYSTEMS, INC.
MATAM Advanced Technology Park, Building No. 20
Haifa, Israel 31905

Dear Stockholder:

On behalf of the board of directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Pluristem Life Systems, Inc. (the "Company") that will be held on February 11, 2004 at 7 p.m. Israel time, 9:00 a.m. Vancouver time at MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905 and simultaneously by conference call at the offices of Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) To elect Dr. Irit Arbel, Meir Segev, Doron Shorrer, Hava Meretzki and Robert Pico as the directors of the Company for a term expiring on the day of the 2004 Annual Meeting of Stockholders;

(2) To ratify the selection of Kost Forer & Gabbay, a member of Ernst & Young Global, as independent auditors for the year ending June 30, 2004 and to authorize the Board to fix the remuneration of the auditors;

(3) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the stockholders vote "FOR" the directors nominated by the Board, and that the stockholders vote "FOR" the appointment of Kost Forer & Gabbay as independent auditors of the Company.

The Board has fixed the close of business on January 6, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. At the Annual Meeting, each holder of record of shares of Common Stock on the record date will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting.

Details of the names and qualifications of the nominees for directors, the ratification of the selection of our independent auditors and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

A copy of the Company's annual report on Form 10-KSB for the year ended June 30, 2003 is also enclosed.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

PLURISTEM LIFE SYSTEMS, INC.

By: /s/ Dr. Irit Arbel
Dr. Irit Arbel, President
Dated: January 9, 2004

PLURISTEM LIFE SYSTEMS, INC.
MATAM Advanced Technology Park, Building No. 20
Haifa, Israel 31905

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
FEBRUARY 11, 2004
7:00 P.M. ISRAEL TIME, 9:00 A.m. VANCOUVER Time

TO THE STOCKHOLDERS OF PLURISTEM LIFE SYSTEMS, INC.:

Notice is hereby given that Pluristem Life Systems, Inc., a Nevada corporation (the "Company") will hold its Annual Meeting of Stockholders on February 11, 2004 at 7 p.m. Israel time, 9:00 a.m. Vancouver time at MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905 and simultaneously by conference call at the offices of Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1. The Annual Meeting is being held for the following purposes:

(1) To elect Dr. Irit Arbel, Meir Segev, Doron Shorrer, Hava Meretzki and Robert Pico as the directors of the Company for a term expiring on the day of the 2004 Annual Meeting of Stockholders;

(2) To ratify the selection of Kost Forer & Gabbay, a member of Ernst & Young Global, Certified Public Accountants, as independent auditors for the year ending June 30, 2004 and to authorize the Board to fix the remuneration of the auditors; and

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on January 6, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's Common Shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the Common Shares represented at the meeting will be entitled the holder thereof to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Dr. Irit Arbel
Dr. Irit Arbel, President
Dated: January 9, 2004

PLURISTEM LIFE SYSTEMS, INC.
MATAM Advanced Technology Park, Building No. 20
Haifa, Israel 31905

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the board of directors (the "Board") of Pluristem Life Systems, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on February 11, 2004 at 7 p.m. Israel time, 9:00 a.m. Vancouver time or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement and accompanying proxy card on or about January 12, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905 and simultaneously by conference call at the offices of Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of the Company's common stock (the "Common Stock") as of the close of business on January 6, 2004 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on January 6, 2004, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. On the Record Date, there were 22,558,483 shares of Common Stock issued and outstanding.

In order to carry on the business of the Annual Meeting, the Company must have a quorum. Under the Company's bylaws, the majority of the Company's issued and outstanding shares of stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on January 6, 2004 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company estimates that it will spend $1,500 in connection with the solicitation of proxies. To date, the Company has spent $0 in connection with the solicitation of proxies.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under the Company's Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected five nominees based upon their ability and experience. Each of the nominees is currently serving as a director of the Company.

The Board recommends that you vote FOR each of the nominees.

Proposal 2. Appointment of Independent Accountants.

The Board has nominated Kost Forer & Gabbay, a member of Ernst & Young Global, to serve as independent accountants for the Company until the next Annual Meeting in 2004. Kost Forer & Gabbay provided audit and other services since July 1, 2003 for fees totaling $29,400.

The Board has reviewed with Kost Forer & Gabbay whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Kost Forer & Gabbay will be available by telephone at the Annual Meeting to respond to questions from stockholders.

The Board recommends that you vote FOR approval of Kost Forer & Gabbay as independent auditors for the Company.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide for a Board of at least one director and no more than 13 directors. Additional directors may be appointed by the Board. Each director's term is for a period of one year and directors may be re-elected for successive annual terms. Our Company currently operates with a Board of six directors. The Board meets periodically to review significant developments affecting our Company and to act on matters requiring Board approval.

During fiscal 2003, the Board had two formal meetings and all of the directors attended all of the meetings of the Board.

Nominees for Election

Set forth below is biographical information for each person nominated.

Dr. Irit Arbel

Dr. Irit Arbel was recently appointed as our Chief Executive Officer and a director of our Company on May 30, 2003. Dr. Arbel earned her Post Doctorate degree in 1997 in Neurobiology, after performing research in the area of Multiple Sclerosis. Following years of research in the fields of Alzheimer disease, immunology and osteoporosis with numerous publications, Dr. Arbel acquired a wealth of managerial experience through her position as Israeli Sales Manager of Merck, Sharp & Dohme, a leading pharmaceutical company, from 1998 to 2002. From 1995 to 1997, Dr. Arbel served as the head of research for Hadassa - Ein Karem Hospital in Jerusalem, Israel. Dr Arbel specialized in the use of pharmaceuticals for neurology, ophthalmology and dermatology treatments. Dr. Arbel also holds a Chemical Engineering degree from the Technion, Israel Institute of Technology.

Meir Segev

Meir Segev was appointed as a director of the Company on March 18, 2003. Mr. Segev graduated from University of Haifa and received his Bachelor of Arts degree in political science in 1997. From 1997 to 2002, Mr. Segev served as the Headquarters Division Head of Shabak, the Israel Security Agency. He was primarily responsible for the management and strategic planning of resources and budget for the entire Headquarters Division of Shabak.

Doron Shorrer

Mr. Shorrer was appointed a director on October 2, 2003. Mr. Shorrer, ISR (CPA) was Chairman of the Board of Phoenix Insurance Company, one of the largest insurance companies in Israel and Mivtachim Pension Benefit Group, the largest pension fund in Israel. Prior to these positions, Mr. Shorrer held senior appointments that included Arbitrator at the Claims Resolution Tribunal for Dormant Accounts in Switzerland; Economic and Financial Advisor, Commissioner of Insurance and Capital Markets for the State of Israel; Member of the board of directors of "Nechasim" of the State of Israel; Member Committee for the Examination of Structural Changes in the Capital Market (The Brodet Committee); General Director of the Ministry of Transport; Co-Founder and director of an accounting firm with offices in Jerusalem, Tel-Aviv and Haifa; Member of the Lecture Staff of the Amal School Chain; Chairman of a Public Committee for Telecommunications; and Economic Consultant to the Ministry of Energy.

Among many areas of expertise, Mr. Shorrer formulates, implements and administers business planning in the private and institutional sector in addition to consulting on economic, accounting and taxation issues to a large audience ranging from private concerns to government ministries. Mr. Shorrer holds a B.A. in Economics and Accounting and an M.A. in Business Administration (specialization in finance and banking) from the Hebrew University of Jerusalem and is a Certified Public Accountant (ISR).

Hava Meretzki

Ms. Meretzki was appointed a director on October 2, 2003. Ms. Meretzki, Adv. is a partner in the law firm of Ben-Noun Meretzki in Haifa, Israel. Ms. Meretzki specializes in civil, trade and labor law and is presently Vice-Chairman for the National Council of the Israel Bar Association. Ms. Meretzki previously was a director of the Israel Electric Company. Ms. Meretzki received a Bachelors Degree in Law from the Hebrew University in 1991, and in 1992 was admitted to the Israel Bar Association.

Robert Pico

Mr. Pico was appointed a director on October 9, 2003. Mr. Pico is presently Vice President of Business Development at TranSwitch Corporation (NASDAQ:TXCC). Mr. Pico leads all M&A activities and initialization of start-up companies through seed funding for companies that include: Teraop, Optix, IC41C, Onex (acquired by TXCC), SOSI (acquired by TXCC). Mr. Pico additionally invests on behalf of TranSwitch in companies that demonstrate significant growth opportunities including Accordian Networks. Mr. Pico performs all contract negotiations for TranSwitch when acquiring third party intellectual property such as VLSI cell libraries and semiconductor foundry service contracts from suppliers such as Texas Instruments (NYSE:TXN), TSMC in Taiwan and LSI Logic (NYSE:LSI). Mr. Pico has led the TranSwitch team consummating more than 10 acquisitions and formation of start-up companies spanning Israel, North America, Europe, and Asia. Mr. Pico is a Board member of several of these companies. Mr. Pico joined TranSwitch in 1988 and assisted in its public offering in 1995 on the NASDAQ Exchange.

Mr. Pico has a breadth of corporate management expertise spanning engineering, operations and business development. Prior to his tenure at TranSwitch he held senior positions in both large multi-national corporations such as ITT and United Technologies. Mr. Pico holds a BSEE and MS in Physics from the University of Hartford and Trinity College respectively and has completed his requirements for an MBA in Marketing from the University of Hartford.

Vote Required and Board of Directors' Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

The board of directors recommends
that you vote FOR each of the nominees.

MANAGEMENT

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Dr. Irit Arbel	President, Chief Executive Officer and Director	43	May 30, 2003
Harvey Lawson	Secretary, Treasurer and Director	54	Director and Treasurer since May 11, 2001 Secretary since August 12, 2002
Meir Segev	Director	54	March 18, 2003
Doron Shorrer	Director	51	October 2, 2003
Hava Meretzki	Director	34	October 2, 2003
Robert Pico	Director	58	October 9, 2003
Shmuel Levi	Chief Financial Officer	55	December 17, 2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as otherwise indicated below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to its knowledge, any of its directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Dr. Shai Meretzki is a signatory of the License Agreement as an inventor of the technology listed in the License Agreement. Dr. Meretzki is chief technology officer of our owned subsidiary, Pluristem Ltd., and subsequently has become an affiliate of our Company through his indirect acquisition of Company shares from Harvey Lawson.

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended June 30, 2003, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:
Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Dr. Irit Arbel	1(1)	1(1)	Nil
Emmanuel Aligizakis	1(2)	1(2)	Nil
Harvey Lawson	1(2)	1(2)	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

(2) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Changes in Beneficial Ownership of Securities.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board include an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

AUDIT COMMITTEE

The Audit Committee was formed on October 2, 2003 and no meetings have been held to date. The Audit Committee currently consists of Messrs. Meir Segev and Doron Shorrer, both directors of our Company. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board has adopted a charter for the Audit Committee.

AUDIT COMMITTEE REPORT

There have been no Audit Committee reports to date.

COMPENSATION COMMITTEE

The Compensation Committee was formed on October 2, 2003. The Compensation Committee consists of Meir Segev, Doron Shorrer and Hava Meretzki, all of whom are "outside" directors of the Board, "outside" directors as that term is defined under the Regulations to Section 162(m) of the Internal Revenue Code, as determined by the Board of Directors. In addition, Messrs. Meir Segev and Doron Shorrer meet the definition of "independent director" within the rules and regulations of the Securities and Exchange Commission and the stock exchange or trading market upon which our company's shares are listed for trading, as determined by the Board of Directors. Each appointed member of the Compensation Committee will be subject to annual reconfirmation and may be removed by the Board of Directors at any time. The Compensation Committee advises the Board of Directors with respect to the compensation of senior company employees and determines certain compensation awards for executives.

The Board has adopted a charter for the Compensation Committee. The Compensation Committee has met and made recommendations to management regarding stock option issuances which were subsequently granted on December 30, 2003.

CORPORATE GOVERNANCE COMMITTEE

The Corporate Governance Committee was formed on October 2, 2003. The Corporate Governance Committee consists of Meir Segev, Doron Shorrer and Hava Meretzki. Messrs. Meir Segev and Doron Shorrer are "independent" directors who meets the definition of "independence" under the rules and regulations of the Securities and Exchange Commission and the stock exchange or trading market upon which our company's shares are listed for trading, as determined by the Board of Directors. Each member of the Corporate Governance Committee shall be subject to annual reconfirmation and may be removed by the Board at any time. The Corporate Governance Committee assists the Board of Directors in identifying, screening and recommending qualified candidates to serve as directors of the Company and in advising on oversight of the Board of Directors' governance procedures.

The Board has adopted a charter for the Corporate Governance Committee. The Corporate Governance Committee has not yet met.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Company's Common Stock beneficially owned on January 6, 2004 (the record date) for (i) each shareholder we know to be the beneficial owner of 5% or more of the Company's Common Stock, (ii) each of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of January 6, 2004, we had 22,558,483 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
A.R.Y. Holdings Ltd. (2) I.M. Moshkovitz PO Box 22 Vienna A - 1022, Austria	4,802,000	21.29%
Ankor LLC (3) Lichenstein 3, AP 15 Vienna A - 1090, Austria	1,834,000	8.13%
Dr. Irit Arbel 6 Hadishon Street Jerusalem, Israel 96596	693,962 (4)	3%
Harvey Lawson 464 Sommerset Street North Vancouver, BC V7N 1G3	56,396 (5)	0.25%
Meir Segev Beit-Izhak, Israel 42920	348,377 (6)	1.52%
Doron Shorrer 33 Koreh Hadorot Street Jerusalem, Israel 93393	451,170 (5)	1.96%
Hava Meretzki 38 Raul Wallenberg Haifa, Israel	338,377 (5)	1.48%
Robert Pico 3 Field Drive Woodbridge, Connecticut 06525	169,189 (5)	0.74%
Shmuel Levi 14 Hanita Street Nahariya L3, Israel 22385	451,170 (5)	1.96%
Directors and Executive Officers as a Group	7,310,641 (7)	32.41%

(1) Based on 22,558,483 shares of common stock issued and outstanding as of January 6, 2004. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) A.R.Y. Holdings Ltd. purchased 4,802,000 shares of our common stock from Emmanuel Aligizakis and Harvey Lawson. A.R.Y. Holdings Ltd. is owned and controlled by Dr. Shai Meretzki, who is the Chief Technology Officer of our subsidiary, Pluristem, Ltd.

(3) Ankor L.L.C. purchased 1,834,000 shares of our common stock from Emmanuel Aligizakis. Ankor L.L.C. is owned and controlled by Dr. Alexander Korat.

(4) 563,962 of which are options to purchase shares of common stock granted on December 30, 2003.

(5) Options to purchase shares of common stock granted on December 30, 2003.

(6) 338,377 of which are options to purchase shares of common stock granted on December 30, 2003.

(7) 2,368,641 of which are options to purchase shares of common stock granted on December 30, 2003.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, no nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the compensation of Dr. Irit Arbel, Chief Executive Officer and director of our Company and Harvey Lawson, former Chief Executive Officer and a director of our Company, during the period from incorporation (May 11, 2001) to the end of fiscal year ended June 30, 2003. No other officers or directors received annual compensation in excess of $100,000 during the most recently completed fiscal year and are considered to be named executive officers for the purposes of our executive compensation disclosure on this Proxy Statement.
SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Dr. Irit Arbel Chief Executive Officer	2003	Nil	Nil	$20,000	Nil	Nil	Nil	Nil
Harvey Lawson Former Chief Executive Officer & Current Director	2003 2002 2001(1)	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1) Incorporated on May 11, 2001.

OPTION GRANTS IN THE LAST FISCAL YEAR

There were no grants of stock options or stock appreciation rights to any officers, directors, consultants or employees of our Company during the fiscal year ended June 30, 2003.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2003 FISCAL YEAR END OPTION/VALUES

The following table sets forth for Dr. Irit Arbel, the Chief Executive Officer and a director of our Company, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of June 30, 2003.
Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Irit Arbel	Nil	Nil	Nil	Nil	Nil	Nil

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2003.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending Board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the year ended June 30, 2003.

We have no present formal plan for compensating our directors for their service in their capacity as directors, although directors have approved the issuance effective December 30, 2003 of stock options to purchase shares of common stock. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on behalf of our Company other than services ordinarily required of a director. Other than indicated in this annual report, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

STOCK OPTION PLAN

On November 25, 2003, the Company adopted the 2003 Stock Option Plan, under which options to purchase up to 4,100,000 shares of common stock can be granted by the Company to directors, officers, employees and consultants. The Company granted a total of 3,645,780 options on December 30, 2003 with various exercise prices and expiration dates, to directors, officers, employees and consultants. The 2003 Stock Option Plan is attached to the Company's Form S-8 filing made December 29, 2003.

EXECUTIVE EMPLOYMENT AGREEMENTS

There are no written employment or consulting agreements between the Company and any of our directors and executive officers. We have an unwritten agreement with Dr. Irit Arbel whereby the Compensation Committee will decide on her annual gross salary.

Arrangements and plans to provide pension, retirement or similar benefits for directors or executive officers will be decided upon by the compensation committee. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

On July 1, 2003, we engaged Kost Forer & Gabbay, a member of Ernst & Young Global as our new principal independent accountants with the approval of our Board of Directors. Accordingly, we dismissed Marc Lumer & Company on July 1, 2003. Marc Lumer & Company was appointed our principal independent accountant on May 9, 2003 after the dismissal of our previous principal independent accountants, Davidson & Company on May 7, 2003.

During our recent fiscal years ended June 30, 2002 and 2001, and the subsequent interim period through July 1, 2003, the date of Marc Lumer & Company's dismissal and the date of Kost Forer & Gabbay's appointment, there were no disagreements with Marc Lumer & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Kost Forer & Gabbay, a member of Ernst & Young Global has audited the Company's financial statements since July 1, 2003. The Board, has selected Kost Forer & Gabbay as the Company's independent auditors for the year ending June 30, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Kost Forer & Gabbay as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Kost Forer & Gabbay to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders. The Board has considered and determined that the services provided by Kost Forer & Gabbay are compatible with maintaining the principal's accountant's independence.

Representatives of Kost Forer & Gabbay are expected to be available by telephone at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Kost Forer & Gabbay, Marc Lumer & Company and Davidson & Company

Kost Forer & Gabbay, Marc Lumer & Company and Davidson & Company provided audit and other services during 2003 for fees totaling $14,020. This included the following fees:
Fiscal 2003
Audit Fees (Kost Forer & Gabbay)	$4,800
All Other Fees (Kost Forer & Gabbay)	$0
Audit Fees (Marc Lumer & Company)	$590
All Other Fees (Marc Lumer & Company)	$0
Audit Fees (Davidson & Company)	$7,730
All Other Fees (Davidson & Company)	$900
Total	$14,020

Audit Fees ($13,120). This category includes the fees for the examination of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

All Other Fees ($900). This category consists of fees for audit-related services and other services. Audit-related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions; audits of benefit plans; audits of vendors, licensees and customers to confirm that contract terms of pricing and payment are being met; internal control advisory services; work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Kost Forer & Gabbay

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE RATIFICATION OF SELECTION OF KOST FORER & GABBAY
AS INDEPENDENT AUDITORS OF THE COMPANY.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2004 Proxy Statement, your proposal must be received by the Company no later than October 14, 2004 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2004 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than October 14, 2004. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's 2004 Proxy Statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the President of the Company at the Company's principal executive office, MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

FORM 10-KSB AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Form 10-KSB for the year ended June 30, 2003. A copy of the Form 10-KSB has been sent, or is concurrently being sent, to all shareholders of record as of January 6, 2004.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: January 9, 2004

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Dr. Irit Arbel
Dr. Irit Arbel, President

Appendix

PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF

PLURISTEM LIFE SYSTEMS, INC. (the "Company")

TO BE HELD AT MATAM ADVANCED TECHNOLOGY PARK, BUILDING NO. 20, HAIFA, ISRAEL 31905, ON TUESDAY, FEBRUARY 11, 2004, AT 7:00P.M. ISRAEL TIME, 9:00A.M. VANCOUVER TIME AND SIMULTANEOUSLY BY CONFERENCE CALL AT THE OFFICES OF CLARK, WILSON, 800 - 885 WEST GEORGIA STREET, VANCOUVER, BC V6C 3H1.

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Dr. Irit Arbel, a director of the Company, or failing this person, Harvey Lawson, a director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF PLURISTEM LIFE SYSTEMS, INC.

The undersigned appoints Dr. Irit Arbel and Doron Shorrer as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Pluristem Life Systems, Inc. (the "Company") held of record by the undersigned on January 6, 2004, at the Annual Meeting of Stockholders to be held at MATAM Advanced Technology Park, Building No. 20, Haifa, Israel 31905, on February 11, 2004, and simultaneously by conference call at the offices of Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting ÿ

To assist the Company in tabulating the votes submitted by proxy prior to the annual meeting, we request that you mark, sign, date and return this proxy by February 9, 2004 using the enclosed envelope.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain
NOMINEES: Dr. Irit Arbel, Meir Segev, Doron Shorrer, Hava Meretzki and Robert Pico.
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space to the right.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Kost Forer & Gabbay, as independent auditors for the year ending June 30, 2004 and to authorize the Board to fix the remuneration of the auditors.

	For	Against	Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated: _____________________________ Signature: _____________________________

Please sign exactly as name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.
SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by The Nevada Agency and Trust Company.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

To be represented at the Meeting, this proxy form must be received at the office of The Nevada Agency and Trust Company by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

The Nevada Agency and Trust Company
Attention: Leah Finke
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Facsimile: 775.322.5623